American National Group Inc.
December 31, 2024
Financial Supplement

Financial Summary (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q4 2023	QoQ	YoY	2024	2023	YTD
Income
GAAP net income	$638	$(299)	$244	$113	$229	313%	179%	$696	$392	78%
Distributable operating earnings	424	360	253	199	176	18%	141%	1,236	579	114%

Balance Sheet
Total assets	$121,221	$123,659	$118,618	$37,339	$35,885	(2)%	238%	$121,221	$35,885	238%
Total liabilities	111,193	113,677	109,361	31,272	29,986	(2)%	271%	111,193	29,986	271%
Total equity	10,028	9,982	9,257	6,067	5,899	—%	70%	10,028	5,899	70%
Less: AOCI	340	1,481	445	(59)	(109)	(77)%	412%	340	(109)	412%
Total equity, excluding AOCI	$9,688	$8,501	$8,812	$6,126	$6,008	14%	61%	$9,688	$6,008	61%

	Twelve Months Ended December 31, 2024
Annuity investment spread	1.9%

GAAP Balance Sheet (Dollars in millions)

	Historical Data		Percentage Change
	December 31, 2024	December 31, 2023	YTD
Assets
Investments:
Available-for-sale fixed maturity securities, at fair value	$47,292	$12,877	267%
Equity securities, at fair value	1,142	1,404	(19)%
Mortgage loans on real estate, at amortized cost	12,117	5,658	114%
Other invested assets	20,204	8,304	143%
Total investments	80,755	28,243	186%

Cash and cash equivalents	11,330	3,192	255%
Accrued investment income	761	196	288%
Deferred policy acquisition costs, deferred sales inducements and value of business acquired	10,631	944	NM
Reinsurance recoverables and deposit assets	10,055	427	NM
Intangible assets	1,545	44	NM
Other assets	4,801	1,650	191%
Separate account assets	1,343	1,189	13%
Total assets	$121,221	$35,885	238%

Liabilities
Future policy benefits	$9,170	$6,108	50%
Policyholders' account balances	83,079	17,177	384%
Policy and contract claims	1,867	1,870	—%
Market risk benefits	3,655	34	NM
Unearned premium reserve	1,044	1,139	(8)%
Long term borrowings	2,957	1,493	98%
Funds withheld for reinsurance liabilities	3,321	—	100%
Other liabilities	4,757	976	387%
Separate account liabilities	1,343	1,189	13%
Total liabilities	111,193	29,986	271%

Equity
Preferred stock	685	—	100%
Additional paid-in capital	7,569	5,185	46%
Accumulated other comprehensive income (loss), net of taxes	340	(109)	412%
Retained earnings	1,356	716	89%
Non-controlling interests	78	107	(27)%
Total equity	10,028	5,899	70%
Total liabilities and equity	$121,221	$35,885	238%
Note: “NM” represents changes that are not meaningful.

GAAP Income Statement (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q4 2023	QoQ	YoY	2024	2023	YTD
Revenues
Premiums	$2,482	$888	$1,005	$1,144	$956	180%	160%	$5,519	$3,521	57%
Other policy revenue	153	208	184	112	108	(26)%	42%	657	414	59%
Net investment income	1,232	1,024	924	448	365	20%	238%	3,628	1,388	161%
Investment related gains (losses)	(186)	(128)	2	(34)	26	(45)%	(815)%	(346)	(1)	NM
Other income	33	12	—	—	51	175%	(35)%	45	83	(46)%
Total revenue	3,714	2,004	2,115	1,670	1,506	85%	147%	9,503	5,405	76%

Benefits and Expenses
Policyholder benefits and claims incurred	2,399	846	1,030	1,086	883	184%	172%	5,361	3,289	63%
Interest sensitive contract benefits	677	523	390	155	142	29%	377%	1,745	480	264%
Amortization of DAC, DSI and VOBA	290	289	199	161	126	—%	130%	939	525	79%
Change in FV of insurance-related derivatives and embedded derivatives	(440)	344	21	(19)	18	(228)%	NM	(94)	36	(361)%
Change in fair value of market risk benefits	(295)	134	139	19	(48)	(320)%	(515)%	(3)	(69)	96%
Total benefits	2,631	2,136	1,779	1,402	1,121	23%	135%	7,948	4,261	87%
Operating expenses	214	228	335	103	111	(6)%	93%	880	601	46%
Interest expense	51	49	43	22	25	4%	104%	165	99	67%
Total benefits and expenses	2,896	2,413	2,157	1,527	1,257	20%	130%	8,993	4,961	81%
Income tax expense (benefit)	167	(77)	(289)	29	18	317%	828%	(170)	47	(462)%
Net income	651	(332)	247	114	231	296%	182%	680	397	71%
Less: Net income (loss) attributable to noncontrolling assets	2	(44)	(8)	1	2	105%	—%	(49)	5	NM
Net income (loss) attributable to American National Group Inc. stockholders	649	(288)	255	113	229	325%	183%	729	392	86%
Less: Preferred stock dividends	11	11	11	—	—	—%	100%	33	—	100%
Net income (loss) attributable to American National Group Inc. common stockholder	$638	$(299)	$244	$113	$229	313%	179%	$696	$392	78%

Distributable Operating Earnings Reconciliation (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q4 2023	QoQ	YoY	2024	2023	YTD
Net income (loss)	$638	$(299)	$244	$113	$229	313%	179%	$696	$392	78%
Mark-to-market on investments, including reinsurance funds withheld	965	(128)	(361)	(4)	(87)	854%	NM	472	124	281%
Mark-to-market on insurance contracts and other net assets	(1,300)	835	577	55	—	(256)%	(100)%	167	(24)	796%
Deferred income tax expense (recovery)	68	(105)	(355)	28	25	165%	172%	(364)	56	(750)%
Depreciation	28	25	17	6	4	12%	600%	76	19	300%
Transaction costs	25	32	131	1	5	(21)%	408%	189	12	NM
Distributable operating earnings (a)	$424	$360	$253	$199	$176	18%	141%	$1,236	$579	114%

Pre-Tax Distributable Operating Earnings by Segment
Annuities	$346	$404	$291	$105	$80	(14)%	334%	$1,146	$392	192%
Property & casualty (P&C)	81	27	(10)	49	73	200%	11%	147	26	465%
Life	41	52	56	57	52	(21)%	(21)%	206	203	2%
Pre-tax segment distributable operating earnings (a)	468	483	337	211	205	(3)%	129%	1,499	621	142%
Pre-tax corporate and other DOE	(4)	(51)	(27)	14	(28)	92%	86%	(68)	(38)	(80)%
Income tax expense	(40)	(72)	(57)	(26)	(1)	45%	NM	(195)	(4)	NM
Distributable operating earnings (a)	$424	$360	$253	$199	$176	18%	141%	$1,236	$579	114%
(a)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 20.

Invested Assets (Dollars in millions)

	December 31, 2024			December 31, 2023
	GAAP Carrying Value	Book Value	Unrealized Gain/(Loss)	GAAP Carrying Value	Book Value	Unrealized Gain/(Loss)
Invested Assets
Investments:
U.S. treasury and government	$86	$87	$(1)	$62	$63	$(1)
U.S. states and political subdivisions	3,182	3,174	8	578	594	(16)
Foreign governments	1,539	1,566	(27)	9	9	—
Corporate debt securities	30,918	30,869	49	10,784	11,144	(360)
Residential mortgage-backed securities	854	836	18	126	131	(5)
Commercial mortgage-backed securities	2,687	2,646	41	—	—	—
Collateralized debt securities	5,067	5,023	44	1,318	1,340	(22)
Total fixed maturity, available-for-sale	44,333	44,201	132	12,877	13,281	(404)

Equity securities:
Common and preferred stock	1,120	1,176	(56)	1,404	1,319	85
Private equity and other	4	4	—	—	—	—
Total equity securities	1,124	1,180	(56)	1,404	1,319	85

Other investments:
Mortgage loans on real estate, net of allowance	12,055	12,055	—	5,658	5,658	—
Private loans, net of allowance	5,653	5,653	—	194	194	—
Real estate and real estate partnerships	4,992	4,992	—	3,611	3,611	—
Investments funds	3,015	3,015	—	1,592	1,592	—
Policy loans	274	274	—	390	390	—
Short-term investments	4,176	4,176	—	2,397	2,397	—
Other invested assets	2,014	2,014	—	120	120	—
Total investments, net of coinsurance funds withheld investments	77,636	77,560	76	28,243	28,562	(319)
Coinsurance funds withheld investments (a)	3,119	3,086	33	—	—	—
Total investments	$80,755	$80,646	$109	$28,243	$28,562	$(319)
(a)Investments held by American National Group, Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.

Credit Quality of Investments (Dollars in millions)

	December 31, 2024		December 31, 2023
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Assets with NAIC Designation
Fixed maturities, available-for-sale, at fair value:
1	$25,699	32%	$6,216	22%
2	16,521	21%	5,797	21%
3	1,473	2%	583	2%
4	329	—%	93	—%
5	117	—%	25	—%
6	2	—%	4	—%
Total fixed maturities, available-for-sale	44,141	55%	12,718	45%

Assets without NAIC Designation
Fixed maturities, at fair value	192	—%	159	1%
Equity securities, at fair value	1,124	1%	1,404	5%
Mortgage loans	12,055	15%	5,658	20%
Private Loans	5,653	7%	194	1%
Real estate and real estate partnerships	4,992	6%	3,611	13%
Investment funds	3,015	4%	1,592	6%
Policy loans	274	—%	390	1%
Short-term investments	4,176	5%	2,397	8%
Other invested assets	2,014	3%	120	—%
	33,495	41%	15,525	55%
Total investments, net of coinsurance funds withheld investments	77,636	96%	28,243	100%
Coinsurance funds withheld investments (a)	3,119	4%	—	—%
Total investments	$80,755	100%	$28,243	100%
(a)Investments held by American National Group, Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.

Credit Quality of Investments - Detail (Dollars in millions)

	December 31, 2024		December 31, 2023
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Available-for-sale:
U.S. treasury and government (a)	$86	—%	$62	—%
U.S. states and political subdivisions (a)	3,182	7%	578	5%
Foreign governments (a)	1,539	3%	9	—%
Corporate debt securities	30,918	65%	10,784	84%
Residential mortgage-backed securities	854	2%	126	1%
Commercial mortgage-backed securities	2,687	6%	—	—%
Collateralized debt securities	5,067	11%	1,318	10%
Total fixed maturities, available-for-sale, net of coinsurance funds withheld investments	44,333	94%	12,877	100%
Coinsurance funds withheld investments (b)	2,959	6%	—	—%
Total fixed maturities, available-for-sale	$47,292	100%	$12,877	100%

Corporate debt securities
NAIC designation
1	$14,708	48%	$4,682	44%
2	14,707	48%	5,390	51%
3	1,051	3%	466	4%
4	260	1%	70	1%
5	62	—%	15	—%
6	—	—%	2	—%
Total U.S. corporate debt securities (c)	$30,788	100%	$10,625	100%

Residential mortgage-backed securities
NAIC designation
1	$806	95%	$66	52%
2	7	1%	37	29%
3	27	3%	22	18%
4	11	1%	—	—%
5	2	—%	1	1%
6	1	—%	—	—%
Total Residential mortgage-backed securities	$854	100%	$126	100%

Commercial mortgage-backed securities
NAIC designation
1	$2,339	89%	$—	—%
2	184	7%	—	—%
3	37	2%	—	—%
4	34	1%	—	—%
5	30	1%	—	—%
6	1	—%	—	—%
Total Commercial mortgage-backed securities (d)	$2,625	100%	$—	—%

Credit Quality of Investments - Detail (Dollars in millions)

	December 31, 2024		December 31, 2023
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Collateralized debt securities
NAIC designation
1	$3,417	68%	$878	67%
2	1,306	26%	316	24%
3	324	6%	95	7%
4	19	—%	23	2%
5	1	—%	5	—%
6	—	—%	1	—%
Total Collateralized debt securities	$5,067	100%	$1,318	100%
(a)Over 95% of available-for-sale fixed maturity U.S. treasury and government, U.S. states and political subdivisions, and foreign governments securities are rated NAIC 1 or 2.
(b)Investments held by American National Group, Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.
(c)Excludes residual tranche securities that are not rated with a carrying value of $102 million at December 31, 2024 and $159 million at December 31, 2023. Also excludes $28 million of investments in variable interest entities not directly held by American National Group Inc. at December 31, 2024 and $0 million at December 31, 2023.
(d)Excludes residual tranche securities that are not rated with a carrying value of $39 million and $23 million of investments in variable interest entities not directly held by American National Group Inc. at December 31, 2024.

Mortgage Loans (Dollars in millions)

	December 31, 2024		December 31, 2023
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Commercial Mortgage Loans
Apartment	$2,276	24%	$1,091	19%
Hotel	1,246	13%	966	17%
Industrial	1,846	19%	1,052	18%
Office	1,425	15%	999	17%
Parking	326	3%	414	7%
Retail	1,572	16%	781	14%
Storage	176	2%	118	2%
Agricultural	447	5%	—	—%
Other	200	2%	290	5%
Total commercial mortgage loans, net of coinsurance funds withheld investments (a)	9,514	99%	5,711	100%
Coinsurance funds withheld investments (b)	62	1%	—	—%
Total commercial mortgage loans	$9,576	100%	$5,711	100%

Non-performing commercial mortgage loans
Total non-performing commercial mortgage loans	$117	1%	$15	—%
(a)Total commercial mortgage loans, net of coinsurance funds withheld investments excludes the allowance for credit losses of $146 million and $53 million at December 31, 2024 and December 31, 2023, respectively.
(b)Investments held by American National Group, Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.

Mortgage Loans - Exposure (Dollars in millions)

	December 31, 2024		December 31, 2023
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Commercial Mortgage Loans - Exposure by LTV
0-50%	$3,297	35%	$1,642	29%
50-60%	3,055	33%	1,539	27%
60-70%	2,654	28%	2,229	39%
70% +	314	3%	301	5%
Total commercial mortgage loans, net of coinsurance funds withheld investments (a)	9,320	99%	5,711	100%
Coinsurance funds withheld investments (b)	62	1%	—	—%
Total commercial mortgage loans (c)	$9,382	100%	$5,711	100%

Average LTV	49%		53%

	December 31, 2024		December 31, 2023
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Commercial Mortgage Loans - Exposure by CM Rating
CM1	$3,777	40%	$1,415	25%
CM2	3,176	34%	2,608	46%
CM3	2,047	22%	1,393	24%
CM4	186	2%	280	5%
CM5	84	1%	15	—%
CM6	49	—%	—	—%
CM7	1	—%	—	—%
Total commercial mortgage loans, net of coinsurance funds withheld investments (a)	9,320	99%	5,711	100%
Coinsurance funds withheld investments (b)	62	1%	—	—%
Total commercial mortgage loans (c)	$9,382	100%	$5,711	100%

Median CM Rating	CM2		CM2
(a)Total commercial mortgage loans, net of coinsurance funds withheld investments excludes the allowance for credit losses of $146 million and $53 million at December 31, 2024 and December 31, 2023, respectively.
(b)Investments held by American National Group, Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.
(c)Excludes $194 million of investments in variable interest entities not directly held by American National Group, Inc.’s regulated insurance entities at December 31, 2024.

Financial Strength and Credit Ratings (Dollars in millions)

Financial Strength Ratings
	AM Best	Standard & Poor's	Fitch	Line of Business	December 31, 2024 Statutory Liability Balance
American Equity Investment Life Insurance Company	A	A	A-	Life & retirement	$57,949
American National Insurance Company	A	A	A	Life & retirement	33,507
Eagle Life Insurance Company	A	A	A-	Life & retirement	3,815
American National Life Insurance Company of New York	A	A	A	Life & retirement	2,140
American Equity Life Insurance Company of New York	A	-	A-	Life & retirement	82
American National Property and Casualty Company	A	-	-	Property & casualty	1,197
Farm Family Casualty Insurance Company	A	-	-	Property & casualty	1,155
United Farm Family Insurance Company	A	-	A-	Property & casualty	106
American National General Insurance Company	A	-	-	Property & casualty	79
American National Lloyds Insurance Company	A	-	-	Property & casualty	54
American National County Mutual Insurance Company	A	-	-	Property & casualty	12
American National Life Insurance Company of Texas	A	-	-	Life & retirement	12
Garden State Life Insurance Company	Au	-	-	Life & retirement	8

Credit ratings
American National Group Inc.	-	BBB	BBB+

Capitalization (Dollars in millions)

	Amount	% Total Capitalization	Facility Ratings (S&P / Fitch)	Rates	Issue Date	Maturity
Term Loan	$1,297	10%		SOFR + 1.25%	May 2024	May 2027
Senior Unsecured Bonds - 144A	496	4%	BBB / BBB	6.14%	June 2022	June 2032
Senior Unsecured Bonds - SEC Registered	485	4%	BBB / BBB	5.00%	June 2017	June 2027
Senior Unsecured Bonds - SEC Registered	595	5%	BBB / BBB	5.75%	October 2024	October 2029
Subordinated Debentures	84	1%		5.00%	October 1999	June 2047
Total Long Term Borrowings	2,957	24%

Perpetual Preferred Shares - Series A (a)	389	3%	BB+ / BB+	8.57%	November 2019	Perp rate reset
Perpetual Preferred Shares - Series B (b)	296	3%	BB+ / BB+	6.63%	June 2020	Perp rate reset
Total Common Stockholders' Equity	9,343	74%
Total Equity	10,028	80%
Accumulated Other Comprehensive Income (AOCI)	340	3%
Non-Controlling Interests (NCI)	78	1%
Total Equity, Excluding AOCI and NCI (c)	9,610	76%
Total Capitalization, Excluding AOCI and NCI (c)	$12,567	100%
(a)Series A was redeemed on February 24, 2025 using cash on hand and proceeds from the issuance of 12,000 shares of Series D preferred stock which were issued on January 10, 2025 with a rate of 7.38% .
(b)Rate will be reset to 6.30% plus 5 year Treasury Index effective September 1, 2025.
(c)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 20.

Annuity Investment Spread (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q4 2023	QoQ	YoY	2024	2023	YTD
Non-GAAP net investment income (a)	$1,083	$1,021	$740	$282	$274	6%	295%	$3,126	$983	218%
Cost of funds	748	616	449	178	194	21%	286%	1,991	598	233%
Total net investment spread	$335	$405	$291	$104	$80	(17)%	319%	$1,135	$385	195%

Average invested assets	$74,356	$69,878	$70,233	$26,991	$24,965	6%	198%	$74,356	$24,965	198%

	Twelve months ended December 31, 2024
Yield on net invested assets	5.2%
Aggregate cost of funds	3.3%
Total net investment spread	1.9%

(a)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 20. The net impact of the adjustments disclosed on page 20 were $149 million in Q4 2024, $3 million in Q3 2024, $184 million in Q2 2024, $166 million in Q1 2024, and $91 million in Q4 2023.

Reconciliation of Benefits and Expenses to Cost of Funds (Dollars in millions)

	Historical Data					Year-to-Date
	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q4 2023	2024	2023
US GAAP benefits and expenses	$2,896	$2,413	$2,157	$1,527	$1,257	$8,993	$4,956
Premiums	(2,482)	(888)	(1,005)	(1,144)	(956)	(5,519)	(3,521)
Product charges	(153)	(208)	(184)	(112)	(108)	(657)	(414)
Change in fair value of insurance-related derivatives and embedded derivatives	440	(344)	(21)	19	(18)	94	(36)
Change in fair value of MRB - capital market impacts	429	(123)	(115)	(19)	48	172	69
Policy and other operating expenses	(337)	(169)	(95)	(16)	24	(617)	37
Premiums, benefits, and expenses on non-annuity segments	(45)	(65)	(288)	(77)	(53)	(475)	(493)
Total adjustments to arrive at cost of funds	(2,148)	(1,797)	(1,708)	(1,349)	(1,063)	(7,002)	(4,358)
Total annuity cost of funds (a)	$748	$616	$449	$178	$194	$1,991	$598
(a)See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 20.

Annuity Sales (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q4 2023	QoQ	YoY	2024	2023	YTD
Gross Annuity Sales
Retail
Fixed Index	$1,797	$2,027	$1,483	$167	$119	(11)%	NM	$5,474	$393	NM
Fixed Rate	916	1,799	1,522	695	310	(49)%	196%	4,932	3,921	26%
Variable (a)	16	17	14	16	15	(6)%	7%	63	63	—%
Total Retail Annuities	2,729	3,843	3,019	878	444	(29)%	515%	10,469	4,377	139%

Institutional
Pension Risk Transfer	1,918	289	273	671	308	564%	523%	3,151	1,008	213%
Total Institutional Annuities	1,918	289	273	671	308	564%	523%	3,151	1,008	213%

Total Gross Annuity Sales (b)	4,647	4,132	3,292	1,549	752	12%	518%	13,620	5,385	153%
Ceded	(3)	(10)	(25)	—	—	70%	(100)%	(38)	—	(100)%
Total Net Annuity Sales	$4,644	$4,122	$3,267	$1,549	$752	13%	518%	$13,582	$5,385	152%
(a)Variable sales represent additional premiums on previously issued policies.
(b)American Equity gross annuity sales for the year ended December 31, 2024 were $8,425 million. American Equity gross annuity sales since the acquisition on May 2, 2024 were $5,217 million which is included in the table above.

Surrender Charge Exposure (Dollars in millions)

	Q4 2024		Q4 2023
	Account Value (a)	Average Surrender Charge	Account Value (a)	Average Surrender Charge
Years of surrender charge remaining (b)
No surrender charge remaining	$8,430	—%	$3,205	—%
Greater than 0 to less than 3	13,665	4%	950	2%
3 to less than 6	15,822	7%	2,142	4%
6 to less than 9	24,225	12%	8,223	8%
9 or greater	12,123	13%	651	10%
	$74,265	8%	$15,171	5%
(a)Account value excludes claims in-course of settlement, the life line of business, and single premium immediate annuities.
(b)The weighted average years remaining in the protected surrender charge period is approximately 6 years.

Legal Notice
This document has been prepared solely for the information of investors. This document does not purport to provide complete and current information about American National Group Inc. (“ANGI”) or a complete description of ANGI and the risks of investing in ANGI (including risks described in offering documents previously provided to investors). Under no circumstances is this document or the information contained herein to be construed as a prospectus, offering memorandum or advertisement, and no part of this document or any information or statement contained herein shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. By reading or reviewing this document, you agree to be bound by the following limitations.
You should not rely on this document as the basis on which to make any investment decision. Neither this document nor any part of it may be reproduced or redistributed, passed on, or the contents otherwise divulged, directly or indirectly, to any other person (excluding the recipient’s professional advisers) or published in whole or in part for any purpose without the prior written consent of ANGI.
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction.
The summary descriptions and other information included in this document are intended only for informational purposes and convenient reference. The information contained in this document is not intended to provide, and should not be relied upon for, accounting, legal or tax advice or investment recommendations.
Past performance is not indicative of future results.
The statements contained in this document are made as of the date of the release of this report, unless another time is specified in relation to them, and access to this document at any given time shall not give rise to any implication that there has been a change in the facts set forth in this document since that date. Certain information set forth in this document has been developed internally or obtained from sources believed by ANGI to be reliable; however, ANGI does not give any representation or warranty (express or implied) as to the accuracy, adequacy, timeliness or completeness of such information, and assumes no responsibility for independent verification of such information.

Non-GAAP Financial Disclosures
In addition to our results presented in accordance with US GAAP, we present certain financial information that includes non-GAAP measures. Management believes the use of these non-GAAP measures together with the relevant US GAAP measures provides information that may enhance a user’s understanding of our results of operations and the underlying profitability drivers of our business. These measures should be considered supplementary to our results in accordance with US GAAP and should not be view as a substitute for the corresponding US GAAP measures.
Distributable Operating Earnings
Distributable operating earnings (“DOE”) is a non-GAAP measure used by management to assess operating results and the performance of the business. DOE is defined as net income after applicable taxes, excluding the impact of depreciation and amortization, deferred income taxes related to basis and other changes, and breakage and transaction costs, as well as certain investment and insurance reserve gains and losses, including gains and losses related to asset and liability matching strategies, non-operating adjustments related to changes in cash flow assumptions for future policy benefits and change in market risk benefits. DOE is inclusive of returns on equity invested in certain variable interest entities and our share of adjusted earnings from our investments in certain associates. DOE is a measure of operating performance that is not calculated in accordance with, and does not have any standardized meaning prescribed by GAAP. DOE is, therefore, unlikely to be comparable to similar measures presented by other issuers. We believe our presentation of DOE is useful to investors because it supplements investors’ understanding of our operating performance by providing information regarding our ongoing performance that excludes items we believe do not directly affect our core operations. Our presentation of DOE also provides investors enhanced comparability of our ongoing performance across years.
Total Equity, Excluding AOCI and NCI and Total Capitalization, Excluding AOCI and NCI
Total equity, excluding AOCI and NCI and total capitalization, excluding AOCI and NCI are non-GAAP measures based on stockholders’ equity excluding the effect of AOCI and NCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale securities, we believe these non-GAAP financial measures provide useful supplemental information. NCI is excluded in order to provide a view of equity and capitalization attributable to American National Group, Inc.
Non-GAAP Net Investment Income
Non-GAAP net investment income is comprised of GAAP net investment income adjusted to exclude net investment income on non-annuity segments, exclude depreciation on investment real estate, include mark to market gain/loss on alternative investments, include realized gain/loss on certain investments, and include the tax benefit of tax exempt investment income.
Annuity Cost of Funds
Annuity cost of funds is a non-GAAP measure which includes liability costs related to cost of crediting on fixed deferred and fixed indexed annuities as well as other liability costs. Cost of crediting on fixed deferred annuities is the interest credited to the policyholders on our fixed strategies. Cost of crediting on fixed indexed annuities is the cost of option purchased to fund the index credit and the impact of over or under hedging for the index credits. Other liability costs include DAC, DSI and VOBA amortization, certain market risk benefit fair value changes, and operating expenses net of premiums and product charge revenue. While we believe cost of funds is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for total benefits and expenses presented under US GAAP.